EXHIBIT 32.1

                                Certification of
                            American River Bankshares
            pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
    regarding Annual Report on Form 10-K for the year ended December 31, 2004


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of American River Bankshares, a California corporation (the "Company"), does hereby certify that:

     1. The Company's Annual Report on Form 10-K for the year ended December 31, 2004 (the "Form 10-K") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Dated: March 16, 2005           By: /s/ DAVID T. TABER
            --------------           ----------------------
                                     David T. Taber
                                     President and Chief Executive Officer


     Dated: March 16, 2005           By: /s/ MITCHELL A. DERENZO
            --------------           ---------------------------
                                     Mitchell A. Derenzo
                                     Executive Vice President and
                                     Chief Financial Officer



     A signed original of this written statement required by Section 906 has been provided to American River Bankshares and will be retained by American River Bankshares and furnished to the Securities and Exchange Commission or its staff upon request.


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